Execution Copy
2


                                   Schedule A
                          Investment Advisory Agreement



 Funds                                                                 Fee %
 -----                                                                 -----

WisdomTree Total Earnings Fund                                         0.28
WisdomTree Earnings 500 Fund                                           0.28
WisdomTree MidCap Earnings Fund                                        0.38
WisdomTree SmallCap Earnings Fund                                      0.38
WisdomTree Low P/E Fund                                                0.38
WisdomTree Earnings Top 100 Fund                                       0.38

WisdomTree Total Dividend Fund                                         0.28
WisdomTree Large Cap Dividend Fund                                     0.28
WisdomTree MidCap Dividend Fund                                        0.38
WisdomTree SmallCap Dividend Fund                                      0.38
WisdomTree High-Yielding Equity Fund                                   0.38
WisdomTree Dividend Top 100 Fund                                       0.38

WisdomTree DEFA Fund                                                   0.48
WisdomTree DEFA High-Yielding Equity Fund                              0.58
WisdomTree International LargeCap Dividend Fund                        0.48
WisdomTree International MidCap Dividend Fund                          0.58
WisdomTree International SmallCap Dividend Fund                        0.58
WisdomTree International Dividend Top 100 Fund                         0.58
WisdomTree Europe Total Dividend Fund                                  0.48
WisdomTree Europe High-Yielding Equity Fund                            0.58
WisdomTree Europe SmallCap Dividend Fund                               0.58
WisdomTree Japan Total Dividend Fund                                   0.48
WisdomTree Japan High-Yielding Equity Fund                             0.58
WisdomTree Japan SmallCap Dividend Fund                                0.58
WisdomTree Pacific ex-Japan Total Dividend Fund                        0.48
WisdomTree Pacific ex-Japan High-Yielding Equity Fund                  0.58
WisdomTree Emerging Markets High-Yielding Equity                       0.63
WisdomTree Emerging Markets Small Cap Dividend                         0.63
WisdomTree International Real Estate Fund                              0.58

WisdomTree International Basic Materials Sector Fund                   0.58
WisdomTree International Communications Sector Fund                    0.58
WisdomTree International Consumer Discretionary Sector Fund            0.58
WisdomTree International Consumer Staples Sector Fund                  0.58
WisdomTree International Energy Sector Fund                            0.58
WisdomTree International Financial Sector Fund                         0.58
WisdomTree International Health Care Sector Fund                       0.58
WisdomTree International Industrial Sector Fund                        0.58
WisdomTree International Technology Sector Fund                        0.58
WisdomTree International Utilities Sector Fund                         0.58


                                    Schedule A
                            Investment Advisory Agreement


WisdomTree U.S. Current Income Fund                                    0.25
WisdomTree Dreyfus Australian Dollar Fund                              0.35
WisdomTree Dreyfus Brazilian Real Fund                                 0.45
WisdomTree Dreyfus British Pound Sterling Fund                         0.35
WisdomTree Dreyfus Chinese Yuan Fund                                   0.45
WisdomTree Dreyfus Euro Fund                                           0.35
WisdomTree Dreyfus Indian Rupee Fund                                   0.45
WisdomTree Dreyfus Japanese Yen Fund                                   0.35
WisdomTree Dreyfus New Zealand Dollar Fund                             0.45
WisdomTree Dreyfus South African Rand Fund                             0.45

WisdomTree LargeCap Growth Fund                                        0.38
WisdomTree International LargeCap Growth Fund                          0.48
WisdomTree Global Dividend Fund                                        0.48
WisdomTree Global SmallCap Dividend Fund                               0.58
WisdomTree Global Equity Income Fund                                   0.58


As of June 25, 2008



WISDOMTREE ASSET MANAGEMENT, INC.


/s/ Bruce Lavine
----------------
Bruce Lavine
President


WISDOMTREE TRUST


/s/ Jonathan Steinberg
Jonathan Steinberg
President